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                THE HALLWOOD GROUP INCORPORATED AND SUBSIDIARIES

                                                                    EXHIBIT 99.1

         CERTIFICATION OF PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the annual report on Form 10-K for the year ended December 31, 2002 (the "Report") by The Hallwood Group Incorporated ("Registrant"), each of the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                                              /s/ Anthony J. Gumbiner
                                              ------------------------------
                                              Anthony J. Gumbiner
                                              Chief Executive Officer

                                              /s/ Melvin J. Melle
                                              ------------------------------
                                              Melvin J. Melle
                                              Chief Financial Officer

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